UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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      Date of Report (Date of Earliest Event Reported): September 12, 2005

                           DWANGO NORTH AMERICA CORP.
               (Exact Name of Registrant as Specified in Charter)

    Nevada                      000-50533                         84-1407365
(State or Other          (Commission  File Number)          (I.R.S. Employer
Jurisdiction of                                           Identification Number)
Incorporation)

       2211 Elliott Ave., Suite 601
           Seattle, Washington                                   98121
 (Address of Principal Executive Offices)                      (Zip Code)

                                 (206) 832-0600
              (Registrant's telephone number, including area code)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On September 12, 2005, at a meeting of the Board of Directors (the "Board") of Dwango North America Corp. (the "Company"), the Board approved cash compensation of $3,500 per quarter for Derrick Ashcroft in connection with the services he renders as Chairman of the Audit Committee. Mr. Ashcroft's compensation is in addition to the cash and equity compensation currently paid to directors and committee members as more fully described below.

      Under the Company's current director compensation plan, upon initial election or appointment to the Board, each director, on the date of his or her election or appointment to the Board, is granted an initial option to purchase 44,000 shares of the Company's common stock at an exercise price equal to the fair market value common stock on the day of grant, which options are fully vested after one year. In addition, each of the Company's directors is entitled to an annual grant of options to purchase 24,000 shares of common stock at an exercise price equal to the fair market value of the common stock on the day of grant, which options are also fully vested after one year. Each chairman of a committee of the Board is entitled to an annual grant of options to purchase 12,000 shares of common stock at an exercise price equal to the fair market value of the common stock on the day of grant, which options are fully vested on the date of grant. Finally, each director is reimbursed for his expenses incurred in connection with the performance of his duties as a director and entitled to $500 per in-person meeting, $250 per telephonic meeting of the Board, or any committee thereof in which he participates.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DWANGO NORTH AMERICA CORP.


Date: September 16, 2005               By: /s/ J. Paul Quinn
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                                           Name: J. Paul Quinn
                                           Title: Chief Financial Officer